                         HARTFORD LEADERS ELITE OUTLOOK
                             SEPARATE ACCOUNT SEVEN
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  SUPPLEMENT DATED JANUARY 8, 2002 TO THE PROSPECTUS DATED SEPTEMBER 20, 2001

The following is added to the sub-section entitled "How do I purchase a Contract?" in "The Contract" section of the prospectus:

For Contracts issued in Massachusetts, Premium Payments are accepted until the later of age 67 or the seventh Contract Anniversary. For Contracts issued in Oregon, Premium Payments are accepted for the first seven Contract years only.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-40410
HV-3567